UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Southern Connecticut Bancorp, Inc.
______________________________
(Exact Name of Registrant as Specified in its Charter)

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SOUTHERN CONNECTICUT BANCORP, INC.
215 Church Street
New Haven, Connecticut 06510
____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To Be Held on May 20, 2008
10:00 A.M.

______________________

Notice is hereby given that the Annual Meeting of Shareholders (“2008 Annual Meeting”) of Southern Connecticut Bancorp, Inc. will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut at 10:00 A.M. on Tuesday, May 20, 2008 for the following purposes:

(1)	To elect two directors, all for a three-year term.

(2)	To transact such other business as properly may be brought before the 2008 Annual Meeting.

The close of business on April 8, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2008 Annual Meeting and at any adjournments thereof.

Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided.  No postage is required.  If you desire to revoke your proxy, you may do so and vote your shares in person at the meeting.

By Order of the Board of Directors

/s/ Rosemarie A. Romano
Corporate Secretary

New Haven, Connecticut
April 16, 2008

SOUTHERN CONNECTICUT BANCORP, INC.

215 Church Street
New Haven, Connecticut 06510
_____________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 20, 2008
10:00 A.M.
_____________________

INTRODUCTION

This Proxy Statement (“Proxy Statement”) is being furnished by Southern Connecticut Bancorp, Inc. (“Bancorp” or “Company”) in connection with the solicitation by Bancorp’s Board of Directors (“Board”) of proxies from holders of Bancorp’s common stock, $0.01 par value per share (“Common Stock”), to be voted at the Annual Meeting of Shareholders to be held on Tuesday, May 20, 2008 (“2008 Annual Meeting”) and at any adjournments thereof.  The 2008 Annual Meeting will take place at 10:00 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut.  The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is April 22, 2008.  In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, The Bank of Southern Connecticut (“Bank”), may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefore.  All expenses associated with the solicitation of proxies will be borne by Bancorp.

Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2008 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person.  A proxy may be revoked by giving notice to the Corporate Secretary of Bancorp in writing (at Bancorp’s address indicated above) or in open meeting prior to the taking of a vote.

Unless so revoked, your proxy will be voted in accordance with your instructions.  If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the accompanying Notice of Meeting.

The record date for determining shareholders entitled to notice of and to vote at the 2008 Annual Meeting and any adjournments thereof has been set as April 8, 2008 (“Record Date”).  As of the Record Date, there were 2,948,114 shares of Common Stock outstanding and entitled to vote at the 2008 Annual Meeting.  Each share of Common Stock is entitled to one vote on each matter submitted to the 2008 Annual Meeting.  There is no cumulative voting.

The holders of a majority of the shares of Common Stock outstanding and entitled to vote shall constitute a quorum for the transaction of business at the 2008 Annual Meeting.  Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the 2008 Annual Meeting.  Directors are elected by a plurality of votes cast, which means that the two nominees for director with the most votes will be elected whether or not such nominees receive a majority of the votes cast.

Abstentions are not counted as votes “cast” for the purpose of the election of Directors and thus have no effect on any of such agenda items.  Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter and that they have not received voting instructions from the beneficial holder of such shares, are referred to as “Broker Non-Votes.”  Because brokers have discretion under the rules of the American Stock Exchange to vote on the election of directors without the receipt of instructions from the beneficial owners, there will be no Broker Non-Votes for this item.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the security ownership of Bancorp’s Common Stock as of March 31, 2008 of the nominees for election to the Board described in this Proxy Statement and of Bancorp’s and the Bank’s directors and named executive officers.  Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares.  No shares are pledged as collateral.  Shares not outstanding but deemed beneficially owned because a person or member of a group has a right to acquire them within 60 days after March 31, 2008 are treated as outstanding only when determining the amount and percent owned by such person or group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Bancorp Director Nominees (All Bancorp director nominees are also directors of the Bank)
Class I

Carl R. Borrelli Treasurer All-Brite Electric, Inc. 4 Industry Drive Ext. P.O. Box 26004 West Haven, CT 06516	71,025 (2)	2.39%
Alphonse F. Spadaro, Jr. Managing Principal Levitsky & Berney, PC 100 Bradley Road Woodbridge, CT 06525	37,776 (3)	1.27%
Bancorp Incumbent Directors (All Bancorp directors are also directors of the Bank)

Class I

Juan Miguel Salas-Romer (Not standing for reelection) President Sunrise Financial Group, LLC 205 Church Street New Haven , CT 06510	94,557 (4)	3.20%

Class II

Joshua H. Sandman, Ph.D. Vice President Deitsch Plastic Co., Inc. 14 Farwell Street West Haven, CT 06516	34,338 (5)	1.16%
James S. Brownstein, Esq. Kantrovitz & Brownstein, P.C. One Bradley Road, Suite 305 Woodbridge, CT 06525 06338	9,083 (6)	*

Class III

Elmer F. Laydon, Vice Chairman of Bancorp and the Bank President Elmer F. Laydon Construction Corp. 69 Wheeler Street New Haven, CT 06512	179,365 (7)	5.96%

Alfred J. Ranieri, Jr., MD 1455 Chapel Street New Haven, CT 06511	60,828 (8)	2.05%

Non-Director Executive Officer of Bancorp and the Bank

John H. Howland President & Chief Operating Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	26,900 (9)	*

All Bancorp directors, director nominees and the executive officers, as a group (8 persons)	514,086(10)	16.44%

____________________________

* Less than 1%.

(1)           Percentages are based on total of 2,948,114 shares of Common Stock outstanding on March 31, 2008.  For holders of options and warrants exercisable within 60 days after March 31, 2008, the number of shares so exercisable by each holder has been added to the denominator for purposes of calculating such shareholder’s percentage ownership.

(2)            Includes 5,967 shares of stock held by Mr. Borrelli’s spouse, 115 shares held by Mr. Borrelli’s daughter, 5,441 shares held by one of Mr. Borrelli’s sons, 1,732 shares held by another of Mr. Borrelli’s sons, and 5,778 shares held by certain of Mr. Borrelli’s grandchildren.  Includes 2,900 shares that may be acquired within 60 days by the exercise of warrants and 21,276 shares that may be acquired within 60 days by the exercise of options.

(3)            Includes 4,573 shares of stock that may be acquired within 60 days by the exercise of warrants and 14,203 shares that may be acquired within 60 days by the exercise of options.

(4)            Includes 87,682 shares of stock held of record by a closely-held limited liability company of which a family trust holds an 86% controlling interest.  Mr. Salas-Romer is the trustee of the family trust and one of three directors of the limited liability company, and accordingly, Mr. Salas-Romer shares voting power and investment power with respect to such shares.  Includes 6,143 shares that may be acquired within 60 days by the exercise of options.

(5)            Includes an aggregate of 8,142 shares of stock held by Mr. Sandman’s children, as well as 4,273 shares of stock held by the Sandman Family Trust, LLC, of which Mr. Sandman and his spouse are principals.  Includes 6,497 shares that may be acquired within 60 days by the exercise of warrants and 14,938 shares that may be acquired within 60 days by the exercise of options.

(6)           Includes 1,733 shares of stock that may be acquired within 60 days by the exercise of warrants.

(7)           Includes 15,039 shares of stock that may be acquired within 60 days by the exercise of warrants and 47,345 shares that may be acquired within 60 days by the exercise of options.

(8)           Includes 6,497 shares of stock that may be acquired within 60 days by the exercise of warrants and 18,538 shares that may be acquired within 60 days by the exercise of options.

(9)           Includes 20,000 shares of stock that may be acquired within 60 days by the exercise of options.

(10)         Includes 37,239 shares of stock that may be acquired within 60 days by the exercise of warrants and 142,443 shares that may be acquired within 60 days by the exercise of options.

The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp’s Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Wellington Management Company, LLP 75 State Street Boston, MA 02109	253,890 (2)	8.61%

DellaCamera Capital Master Fund, Ltd. 200 Park avenue, Suite 3300 New York, NY 10166	259,400 (3)	8.80%

Lawrence B. Seidman 100 Misty Lane Parsippany, NJ 07054	174,425 (4)	5.92%

(1) Percent of class beneficially owned is based on an aggregate of 2,948,114 shares of Bancorp’s Common Stock outstanding as of March 31, 2008.

(2) Information with respect to Wellington Management Company, LLP is derived from the Schedule 13G dated December 31, 2006 filed by Wellington Management Company, LLP (“Wellington”) with the SEC on February 14, 2007.  Wellington is an investment advisor which may be deemed to beneficially own the 253,890 shares of Bancorp’s Common Stock held of record by clients of Wellington, which clients are entitled to receive or have the power to direct the receipt of dividends from or the proceeds from the sale of such shares.  Wellington has shared voting power over 142,275 shares and has shared investment power over 253,890 shares.

(3) Information with respect to DellaCamera Capital Master Fund, Ltd. is derived from the Schedule 13D dated June 20, 2007 filed by DellaCamera Capital Master Fund, Ltd. (“DellaCamera”) with the SEC on June 27, 2007.  DellaCamera is an investment advisor which may be deemed to beneficially own the 259,400 shares of Bancorp’s Common Stock held of record by clients of DellaCamera, which clients are entitled to receive or have the power to direct the receipt of dividends from or the proceeds from the sale of such shares.

(4) Information with respect to Lawrence B. Seidman is derived from the Schedule 13D dated October 29, 2007 filed by Lawrence B. Seidman (“Seidman”) with the SEC on October 29, 2007.  Seidman is an investment advisor which may be deemed to beneficially own the 174,425 shares of Bancorp’s Common Stock held of record by clients of Seidman, which clients are entitled to receive or have the power to direct the receipt of dividends from or the proceeds from the sale of such shares.

DISCUSSION OF PROPOSALS

PROPOSAL 1.
ELECTION OF DIRECTORS

Nominees

Two Class I directors are to be elected at the 2008 Annual Meeting for a term of three years.  The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total, as near as may be.  The term of office of one class of directors expires at each annual meeting of Bancorp’s shareholders.  Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability.  The term of office of Class I directors who are elected at this Annual Meeting will expire at the annual meeting of shareholders in 2011; that of Class II directors will expire at the annual meeting of shareholders in 2009; and that of Class III directors will expire at the annual meeting of shareholders in 2010.  A plurality of votes is required for the election of directors.  Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.  Director nominees Carl R. Borrelli and Alphonse Spadaro, Jr. currently are Class I directors of Bancorp and directors of the Bank.

In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp’s management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

Name	Age	Position And Offices With Bancorp or the Bank and Principal Occupation and Employment During the Past Five Years	Director of Bancorp Since

		NOMINEES FOR ELECTION (TO BE CLASS I DIRECTORS)

Class I

Carl R. Borrelli	71	Director of Bancorp and the Bank; Treasurer, All-Brite Electric, Inc.	2000. To serve until 2011.

Alphonse F. Spadaro, Jr.	66	Director and Vice Chairman of Bancorp and the Bank; managing principal of Levitsky & Berney, P.C. (public accounting firm).	2001. To serve until 2011.

DIRECTORS CONTINUING IN OFFICE
Class II

Joshua H. Sandman, Ph.D.	65	Director of Bancorp and the Bank; Vice President, Deitsch Plastics (plastic fabricating) and Professor, University of New Haven; former Director of The Bank of New Haven.	2000. To serve until 2009.
James S. Brownstein, Esq.	60	Director of Bancorp and the Bank; managing partner, Kantrovitz & Brownstein, P.C. (law firm).	Appointed February 19, 2008. To serve until 2009

Class III

Elmer F. Laydon	71	Director and Chairman of Bancorp and the Bank; President, Elmer F. Laydon Construction Corp. (building contractor); former Chairman of the Board of Directors of Shoreline Bank and Trust Company.	2000. To serve until 2010.
Alfred J. Ranieri, Jr., M.D.	65	Director of the Bancorp and the Bank; Private practice physician, New Haven, CT.	2007. To serve until 2010.

NON-DIRECTOR EXECUTIVE OFFICER
John H. Howland	43
President and Chief Operating Officer since April 2008.  Executive Vice President and Chief Administrative Officer of Bancorp and the Bank since September 2005.  Mr. Howland spent 5 years as a Director of Investment Banking with A.G. Edwards & Sons, Inc.  Mr. Howland is a graduate of Bowdoin College in Maine and holds a law degree from the University of Maine.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NOTED ABOVE.

CORPORATE GOVERNANCE

Director Independence

All of our directors except Mr. James S. Brownstein are “independent directors” as defined in Section 121A of the American Stock Exchange Listed Company Guide.

Family Relationships

There are no family relationships among members of the Board of Directors of Bancorp and the executive officers of Bancorp or the Bank.

Meetings and Committees of the Board

Bancorp has established standing nominating, audit, and compensation committees of the Board of Directors.

Nominating Committee.  The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors.  All of the members of the Nominating Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide.  The Nominating Committee adopted a charter in July 2005, a copy of which is available on Bancorp’s website at www.scbancorp.com.  The Committee will consider any director candidates recommended by shareholders in accordance with the procedures described on page 19 under the heading “Shareholder Nominations and Proposals for 2009 Annual Meeting.”  The Nominating Committee seeks candidates who have demonstrated a commitment to Bancorp’s success and growth and who offer Bancorp skills and experience that are presently not represented on the Board or which augment those skills and talents that the Committee believes should be further developed.  The current nominees were recommended by the Committee.  Bancorp does not utilize any third party to identify or evaluate or assist in identifying or evaluating potential nominees.  The members of the Nominating Committee in 2007 were Elmer F. Laydon, Carl R. Borrelli, Juan Miguel Salas-Romer, and Alphonse F. Spadaro, Jr.  The Nominating Committee met 1 time during 2007.

Audit Committee.  Bancorp’s Audit Committee oversees all internal and external audit and compliance functions.  Both the internal auditor and the external auditor report directly to the Audit Committee.  In performing its functions, the Audit Committee acts as a joint Audit Committee of Bancorp and the Bank.  All of the members of the Audit Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide.  The Board of Directors has determined that Alphonse F. Spadaro, Jr. is an audit committee financial expert under the rules of the Securities and Exchange Commission.  The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on Bancorp’s website at www.scbancorp.com.  The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement on page 18.  The current members of Bancorp’s Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Carl R. Borrelli, and Elmer F. Laydon.  The Audit Committee met 8 times during 2007.

Compensation Committee.  Bancorp’s Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp’s and the Bank’s senior management.  The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank.  In performing its functions, the Compensation Committee acts as a joint Compensation Committee of Bancorp and the Bank.  The Compensation Committee adopted a charter in April 2007, a copy of which is available on Bancorp’s website at www.scbancorp.com.  All of the members of the Compensation Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide.  The current members of the Compensation Committee of Bancorp are Carl R. Borrelli (Chair), Elmer F. Laydon, Dr. Joshua Sandman and Alphonse F. Spadaro, Jr.  The Compensation Committee met 11 times in 2007.

The Compensation Committee is appointed by the Board of Directors to discharge the Board of Directors’ responsibilities concerning compensation of Bancorp’s Directors and Officers including review and oversight of all compensation plans, policies and programs of Bancorp.  The Compensation Committee functions as the Stock Committee or Stock Sub-Committee for purposes of awards under Bancorp’s stock option and stock award plans.  These committees have sole discretion in granting awards under the stock option and award plans.  The Compensation Committee consists of not less than three Directors who meet the independence requirements of the American Stock Exchange, Securities Exchange Commission and any and all regulators’ requirements on independence.  In order to maintain independence on a continual basis, the members of the Compensation Committee serve on a rotating basis with a maximum of three years served consecutively.  The members are appointed and replaced by the Board of Directors of Bancorp.  In addition to independence, qualification for membership includes financial literacy and business management experience.

The Compensation Committee’s authority and responsibilities are as follow:

1.	Annually, the Compensation Committee shall determine the form and amount of Director compensation with review and comparison against peer companies of like size and operation.
2.	Annually, the Compensation Committee shall do an evaluation of all Directors as to their attendance, committee participation, and contribution to all board meetings and matters.
3.
The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant or benefits consultant to be used to assist in the evaluation of Director, CEO or executive compensation and shall have sole authority to approve consultant fees and other retention terms.  The Compensation Committee shall have sole authority to set the parameters of the engagement and to receive the reports of consultants retained by them.

4.	The Compensation Committee has the authority to obtain advice and assistance from internal or external legal, accounting and other advisors as it may require.
5.
Annually, the Compensation Committee shall review and approve the corporate goals and objectives relevant to compensation of the President, and evaluate the President’s performance in light of those goals and objectives.  The Compensation Committee will determine the President’s long term incentive compensation; the Compensation Committee will consider Bancorp’s performance, relative shareholder return, peer comparisons and the awards granted to the President in past years.

6.
Annually, the Compensation Committee, based on Management’s recommendations, shall review the compensation of the executive officers and other key executives, including compensation plans, incentive plans and equity based plans and make recommendations to the Board of Directors for:

(a)	annual base salary level
(b)	annual incentive opportunity level
(c)	long term incentive opportunity level
(d)	employment agreements, severance arrangements and change-in-control agreements/provisions, and if appropriate
(e)	any special or supplemental benefits.
7.	The Compensation Committee is the designated administrator of all employee benefit plans and has the authority to make all decisions concerning the administration of the benefit plans.
8.	The Compensation Committee shall review its charter annually to make recommendations to the Board of Directors for change.
9.	The Compensation Committee shall report to the Board of Director’s at least semi annually.
10.	The Compensation Committee shall conduct a self evaluation to determine whether it is functioning effectively at least annually.
11.
The Compensation Committee shall consider methods of creating incentives for management to achieve sustained growth in earnings and shareholder value and shall make recommendations to the Board of Directors.

Bancorp’s Board of Directors met 8 times in 2007.  All current directors attended at least seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board on which such directors served during 2007.

Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of shareholders.  All of Bancorp’s directors attended the 2007 Annual Meeting of Shareholders.

Meetings of Non-Management Independent Directors. Members of the Board of Directors, who are independent, as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide, periodically conduct meetings in executive session, without members of management or non-independent members of the Board being present, immediately following the regularly-scheduled meetings of the full Board of Directors.  Mr. Laydon, as Vice-Chairman, serves as the presiding director of such meetings.

Shareholder Communications

Bancorp does not have a formal process in place for shareholder communication to the Board.  Informally, however, it is understood that any communication from a shareholder to the Board received by management or an individual director shall be forwarded to the Board.  The Board believes this approach is reasonable in light of the number of shareholders of Bancorp at this time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp’s officers and directors, and persons who own more than ten percent (10%) of Bancorp’s Common Stock, to file reports of ownership and changes in ownership of Bancorp’s Common Stock with the Securities and Exchange Commission (“SEC”).  Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a).  Based upon a review of the copies of forms furnished to Bancorp, Bancorp believes all forms required by Section 16(a) of the Exchange Act were filed on a timely basis during the year ended December 31, 2007.

CODE OF ETHICS

Bancorp has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by Bancorp’s and the Bank’s directors, executive officers and employees.  The Code of Ethics and Business Conduct applies to Bancorp’s Chief Executive Officer and Chief Financial Officer and is considered to be Bancorp’s Code of Ethics in accordance with Regulations of the Securities and Exchange Commission.  The Code of Ethics and Business Conduct requires that Bancorp’s and the Bank’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in Bancorp’s and the Bank’s best interest.  Under the terms of the Code of Ethics and Business Conduct, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.  The Code of Ethics is available on Bancorp’s website at www.scbancorp.com. Amendments to or waivers from the Code of Ethics will be discussed in Form 8-Ks filed by Bancorp and accessible on Bancorp’s website.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended	Salary($)	Bonus ($)	Consulting Fees ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)
Joseph V. Ciaburri (2)	2007	$108,574	$-	$51,000	$149,884	(3)	$-	$-	$-	$73,331	(4)
Former Chairman and CEO	2006	199,500	750	-	$-		-	-	-	58,622	(5)
of Bancorp and the Bank

Michael M. Ciaburri (6)	2007	$175,894	$750		$22,350	(7)	$-	$-	$-	$17,104	(8)
Former President and CEO	2006	162,500	750	-	-		-	-	-	21,550	(9)
of Bancorp and the Bank

John Howard Howland (10)	2007	$140,000	$25,750	$-	$-		$-	$-	$-	$277	(11)
Executive Vice President &	2006	140,000	750	-	-		-	-	-	1,433	(12)
Chief Operating Officer
of Bancorp and the Bank

(1)           No other executive officer earned over $100,000 during the 2007 fiscal year.

(2)           Joseph V. Ciaburri previously served as Chairman and CEO of Bancorp and the Bank until he resigned on June 30, 2007.

(3)           Includes the value of 20,532 shares of common stock granted to Joseph V. Ciaburri contemporaneously with the cancellation of 115,500 options held by Joseph V. Ciaburri at the time of his resignation as Chairman and CEO of Bancorp and the Bank.  The market price of the common stock on the date of grant was $7.30 per share.

(4)           Represents the dollar value of the use of an automobile provided by Bancorp, including insurance and taxes paid thereon, of $14,881; gift of automobile, $38,644; and group term life insurance premiums paid by the Bank of $1,226; and a life insurance premium, for which policy Joseph V. Ciaburri is the beneficiary, paid by the Bank of $18,580.

(5)           Represents the dollar value of the use of an automobile provided by Bancorp, including insurance and taxes paid thereon, of $23,581; the dollar value of club memberships of $15,772; and group term life insurance premiums paid by the Bank of $689; and a life insurance premium, for which policy Joseph V. Ciaburri is the beneficiary, paid by the Bank of $18,580.

(6)           Michael M. Ciaburri previously served as President and CEO of Bancorp and the Bank until he resigned effective April 3, 2008.

(7)           Includes the value of 3,000 shares of common stock held by Michael M. Ciaburri which vested on December 31, 2007.  The market price of the common stock of Bancorp on December 31, 2007 was $7.45.

(8)           Represents the dollar value of the use of an automobile provided by Bancorp, including insurance and taxes paid thereon, of $16,654; and group term life insurance premiums paid by the Bank of $450.

(9)              Represents the dollar value of the use of an automobile provided by Bancorp, including insurance and taxes paid thereon, of $14,730; the dollar value of club memberships of $5,290; and group term life insurance premiums paid by the Bank of $1,530.

(10)           Mr. Howland was promoted to President effective April 3, 2008.

(11)           Represents the dollar value of group term life insurance premiums paid by the Bank.

(12)           Represents the dollar value of group term life insurance premiums paid by the Bank.

The Summary Compensation Table summarizes the total compensation paid for the fiscal year ended December 31, 2007 and 2006 to our named executive officers.

Employment and Change in Control Agreements

On February 8, 2008, Southern Connecticut Bancorp, Inc. and its subsidiary The Bank of Southern Connecticut (the “Company”) entered into an employment agreement with John H. Howland effective January 1, 2008 (the “Agreement”).  The following description of the Agreement is a summary of its material terms and does not purport to be complete, and is qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.1 to the Company’s report filed on Form 8-K on February 8, 2008.

Under the Agreement, Mr. Howland will serve as the Executive Vice President and Chief Operating Officer of the Company through December 31, 2009, unless the Company terminates the Agreement earlier under the terms of the Agreement.  Mr. Howland will receive an annual base salary of $180,000 from January 1, 2008 to December 31, 2008 and $200,000 for the calendar year 2009.  Mr. Howland will be eligible for salary increases and other merit bonuses at the discretion of the Company’s board of directors.

Mr. Howland will receive 6,000 shares of restricted stock that will vest 50% on December 31, 2008 and 50% on December 31, 2009.  Mr. Howland will be provided with health and life insurance, will be reimbursed for certain business expenses, and will be eligible to participate in the profit sharing or 401(k) plan of the Company (or its subsidiary).

If Mr. Howland’s employment is terminated as a result of a "Business Combination" (as defined in the Agreement), Mr. Howland will, subject to certain conditions, be entitled to receive a lump sum payment in an amount equal to two times the total of the Employee's then current base annual salary plus the amount of any bonus for the prior calendar year in the event that the employee is not offered a position with the remaining entity at the Employee's then current base annual salary.  Mr. Howland will also be entitled to a continuation of benefits under the Agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

If Mr. Howland’s employment is terminated for any reason (other than for cause, or as the result of his death or disability), he will be entitled to a continuation of benefits under the Agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth information concerning outstanding stock options as of December 31, 2007 held by the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Michael M. Ciaburri	23,100	0	0	$6.93	2/8/2013	0	$-	0	$-
	34,650	0	0	$7.58	12/9/2013	0	$-	0	$-
	10,500	0	0	$7.77	12/31/2014	0	$-	0	$-
						4,500	$31,500	0	$-
John Howard Howland	20,000	0	0	$7.81	9/7/2015	0	$-	0	$-

The 2005 Stock Option and Award Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan (the “2005 Stock Plan”).  The purpose of the 2005 Stock Plan is to provide equity-based incentives to employees, officers and directors of Bancorp in order to attract them to, give them a proprietary interest in, and encourage them to remain in the employ or service of Bancorp.  An aggregate of 150,000 shares of Bancorp’s Common Stock is reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2005 Stock Plan.  All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2005 Stock Plan.  The exercise price for each share for an incentive stock option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant.  Although the Plan does not prescribe a minimum option price for non-qualified stock options, it is the current intention of the Compensation Committee to grant non-qualified stock options at or above fair market value of a share of Bancorp’s Common Stock on the date of grant.  Options under the 2005 Stock Plan have a term of 10 years unless otherwise determined at the time of grant.

Pursuant to the employment agreement entered into on February 8, 2008 with the President John H. Howland, the President will receive 6,000 shares of restricted stock that will vest in installments of 50% and 50% on December 31, 2008 and 2009, respectively, pursuant to this plan.

The Compensation Committee has broad authority under the 2005 Stock Plan with respect to awards granted under the 2005 Stock Plan, including, without limitation, the authority to:

•	authorize the granting of shares of common stock or options under the 2005 Stock Plan;

•	determine and designate the employees and directors of Bancorp to receive awards under the 2005 Stock Plan;

•	determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2005 Stock Plan; and

•	interpret the 2005 Stock Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

The 2002 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan (the “2002 Plan”).  The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies.  An aggregate of 383,250 shares of Bancorp’s Common Stock were reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2002 Plan, which number has been adjusted to reflect a 10% stock dividend declared in January 2004 and a 5% dividend declared in April 2005.  All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan.  The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant.  Options under the 2002 Plan have a term of 10 years unless otherwise determined at the time of grant.  On December 22, 2005, the Compensation Committee of the Board of Directors approved the acceleration of all unvested options outstanding as of December 31, 2005, granted under the 2002 Plan.  Pursuant to this acceleration of all unvested options, options to purchase 197,571 shares of Bancorp’s Common Stock became immediately exercisable as of December 31, 2005.

The 2001 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2001 Stock Option Plan (the “Option Plan”) in 2001 and it was approved by the sole shareholder of Bancorp in 2001.  Under the Option Plan, an aggregate of 90,000 shares of Bancorp’s Common Stock was reserved for issuance upon the exercise of options granted under the Option Plan.  The Compensation Committee of the Board administers the Option Plan.  The Board voted to terminate the Option Plan, except for outstanding options previously granted under that Option Plan, effective as of May 15, 2002.

Warrant Plans

Bancorp’s Warrant Plans are described under the heading “Equity Compensation Plan Information” below.

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

Name (3)	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carl R. Borrelli	$15,151	$2,734	$-	$-	$-	$-	$17,885
James S. Brownstein	1,900	-	-	-	-	-	1,900
Elmer F. Laydon	24,099	5,418	-	-	-	-	29,517
Louis A. Lubrano	2,105	1,186	-	-	-	-	3,291
Alfred J. Ranieri, Jr., MD	7,146	1,247	-	-	-	-	8,393
Juan Miguel Salas-Romer	11,248	1,543	-	-	-	-	12,791
Joshua H. Sandman	7,649	1,443	-	-	-	-	9,092
Alphonse F. Spadaro, Jr.	11,850	2,037	-	-	-	-	13,887
James D. Wherry	1,799	299	-	-	-	-	2,098

(1) Reflects fees earned by directors.
(2) Reflects the dollar amount recognized for financial statement reporting purposes for the year ended
December 31, 2007 in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (R).
(3) Directors who are also Executive Officers of Bancorp are omitted as such individuals do not receive compensation for serving as Directors.

Effective January 1, 2007, Bancorp’s non-employee directors were compensated in 50% cash and 50% stock as compensation for their service as directors.  Directors who are employees of Bancorp or the Bank were not paid any fees or additional compensation for service as members of the Board of Directors or any committee of the Board.  Directors of Bancorp and the Bank who are not employees of Bancorp or the Bank receive compensation in cash and stock as follows: the Vice Chairman on the Bancorp Board received $500 per month; each director received $300 for each board meeting attended, $400 for each board committee meeting chaired, and $200 for each board committee meeting attended. As of April 1, 2007, Bancorp’s non-employee directors were compensated 100% in cash as compensation for their service as directors.  Directors who are employees of Bancorp or the Bank were not paid any fees or additional compensation for service as members of the Board of Directors or any committee of the Board.  Directors of Bancorp and the Bank who are not employees of Bancorp or the Bank receive compensation in cash and stock as follows: the Chairman received $700 per month; the Vice Chairman on the Bancorp Board received $500 per month; each director received $300 for each board meeting attended, $400 for each board committee meeting chaired, and $200 for each board committee meeting attended.  Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly.  The price of the stock used to calculate the number of shares of stock is the average of the closing price on the first business day of the quarter and the closing price on the fifteenth day of the third month of the quarter or next business day thereafter.

As of December 31, 2007, non-employee directors have the following stock warrants and option awards outstanding:

Name	Stock Warrant Awards (#)	Option Awards (#)
Carl R. Borrelli	2,900	21,276
James S. Brownstein	1,733	-
Elmer F. Laydon	15,039	47,345
Alfred J. Ranieri, Jr., MD	6,497	18,538
Juan Miguel Salas-Romer	-	6,143
Joshua H. Sandman	6,497	14,938
Alphonse F. Spadaro, Jr.	4,573	14,203
James D. Wherry	-	39

The Bancorp maintains directors’ and officers’ liability insurance and Bancorp’s by-laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Connecticut law.  In addition, Bancorp’s certificate of incorporation limits the liability of directors to Bancorp or its shareholders for breaches of directors’ fiduciary duties to the fullest extent permitted by Connecticut law.

Equity Compensation Plan Information

The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2007:

Plan Category	Number of securities to	Weighted-average	Number of securities
	be issued upon exercise	exercise price of	remaining available for
	of outstanding options,	outstanding options,	future issuance under
	warrants and rights	warrants and rights	equity compensation
	(a)	(b)	plans (excluding
			securities reflected in
			column (a))

Equity Compensation Plans	319,075	$7.69	142,944
approved by security
holders

Equity Compensation Plan	77,184	$10.39	0
not approved by security
holders (1)

Total	396,259	$8.22	142,944

(1)           Bancorp adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, the “Warrant Plans”) on April 11, 2001 and October 16, 2001.  Under the Warrant Plans, each director of Bancorp, other than Mr. Joseph V. Ciaburri, and each director of the Bank who was not a director of Bancorp, as of the initial public offering of Bancorp in July 2001, received a warrant to purchase one share of Bancorp Common Stock for each four shares purchased in the offering by such director or members of such director’s immediate family.  Under the 2001 Supplemental Warrant Plan, certain organizers of Bancorp who are not directors, officers or employees of Bancorp or the Bank but who made contributions to Bancorp or the Bank received a warrant to purchase one share of Bancorp Common Stock for each five shares purchased in the offering by such person or member of such person’s immediate family.  The warrants have a term of ten years.  The exercise price of the warrants is $10.39, the price at which Bancorp’s Common Stock was sold in the initial public offering, as adjusted for the January 2004 10% stock dividend and the April 2005 5% stock dividend. They became exercisable as to 40%, 30% and 30% of the shares covered thereby on the first, second and third anniversary of the closing of the initial public offering of Bancorp, respectively, and are accordingly all fully vested at this time.

REPORT BY THE AUDIT COMMITTEE

The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, in accordance with the applicable listing standards of the American Stock Exchange.

In performing its function, the Audit Committee has:

•
reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2007 with management and with McGladrey & Pullen, LLP, Bancorp’s independent auditors for the year ended December 31, 2007;

•	discussed with Bancorp’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect; and

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditor’s independence.  The Audit Committee has considered whether the provision of non-audit services by the independent accountants to Bancorp is compatible with maintaining the accountants’ independence and has discussed with McGladrey & Pullen, LLP their independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the SEC.

THE 2007 AUDIT COMMITTEE

Alphonse F. Spadaro, Jr. (Chair)
Carl R. Borrelli
Elmer F. Laydon

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the normal course of business, the Bank may grant loans to executive officers, directors, and members of their immediate families and to entities in which these individuals have more than ten percent (10%) equity ownership.  Such loans are to be made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and are not to involve more than the normal risk of collectibility or present other unfavorable features.

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has selected its current independent accountants, McGladrey & Pullen, LLP, to audit the books, records and accounts of Bancorp for the year ending December 31, 2008.

The firm of McGladrey & Pullen, LLP has served as Bancorp’s independent accountants since its organization and is considered to be well-qualified.  Bancorp has been advised by McGladrey & Pullen, LLP that it has neither a direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm’s employment as independent accountants.

Representatives of McGladrey & Pullen, LLP will be present at the 2008 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp.  During 2007, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC.  All professional services rendered by McGladrey & Pullen, LLP during 2007 were furnished at customary rates and terms.

The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal years ended December 31, 2007 and 2006, respectively:

	2007	2006
Audit fees	$ 149,806	$ 145,157
Audit Related Fees	NONE	NONE
Tax fees	10,825	10,575
All Other fees	NONE	NONE

Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements, review of financial statements included in quarterly reports on Form 10-QSB, and services connected with statutory and regulatory filings or engagements.  Audit related fees are principally for consultations on various accounting and reporting matters.  Tax service fees consist of fees for tax return preparation for Bancorp.

The Audit Committee has established policies and procedures for the engagement of the independent auditor to provide non-audit services, including a requirement for approval in advance of all non-audit services to be provided by the independent auditor.  To ensure that this does not restrict access to the independent accountant by management on matters where the advice and consultation of the independent auditor is sought by management and such advice or consultation, in the opinion of management, cannot practically be delayed pending preapproval by the audit committee, the committee authorizes management to use their judgment and retain the independent accountant for such matters and consider such services to be preapproved provided the estimated cost of such services does not exceed 5% of the annual fees paid to the independent accountant and such services are formally approved by the audit committee at its next meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR 2009 ANNUAL MEETING

It is the policy of the Nominating Committee of the Board of Directors to consider director candidates who appear to be qualified to serve on Bancorp’s Board of Directors and who are recommended by shareholders, using the same general criteria and in the same manner as candidates recruited by the Nominating Committee or recommended by board members.  The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholders entitled to vote for the election of directors at Bancorp’s next year’s Annual Meeting of Shareholders in 2009 (“2009 Annual Meeting”) may make nominations of individuals for election to the Board.  Such nominations shall be made in writing and shall be delivered or mailed and received by the Corporate Secretary of Bancorp not less than 60 or more than 90 calendar days prior to Bancorp’s 2009 Annual Meeting, which is expected to be held on May 20, 2009.

Such written nominations shall contain the following information, to the extent known to the nominating shareholder:  (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders.  Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Corporate Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares.  Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

Any proposal intended to be presented by a shareholder at Bancorp’s 2009 Annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Corporate Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to Bancorp’s 2009 Annual Meeting, which is expected to be held on May 19, 2009.  Such notice shall include:  (1) a brief description of the business desired to be brought before the Bancorp’s 2009 Annual Meeting and the reasons for conducting such business at such meeting; (2) the name and address, as they appear on Bancorp’s records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business.  Such proposals must comply with SEC Rule 14a-8.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Bancorp must receive proposals that shareholders seek to include in the proxy statement for the 2009 Annual Meeting no later than December 19, 2008.  If the 2009 Annual Meeting is held on a date more than 30 calendar days from May 19, 2009, a shareholder proposal must be received by a reasonable time before Bancorp begins to print and mail its proxy solicitation for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

            Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at Bancorp’s 2009 Annual Meeting does not notify us of such proposal on or prior to February 20, 2009, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2009 Annual Meeting, even though there is no discussion of the proposal in the 2009 proxy statement.

Nominations and proposals should be addressed to Rosemarie A. Romano, Corporate Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510.  It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2008 Annual Meeting.  Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2008 Annual Meeting.  If any other matters properly come before the 2008 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

ANNUAL REPORT ON FORM 10-KSB

BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2008 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2007, INCLUDING THE FINANCIAL STATEMENTS, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT April 22, 2008.  UPON THE REQUEST OF ANY PERSON WHOSE PROXY IS BEING SOLICITED HEREBY, BANCORP WILL PROVIDE COPIES OF THE FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO.  SUCH REQUESTS MAY BE MADE BY CALLING US AT (203) 782-1100 OR BY WRITING TO US AT 215 CHURCH STREET, NEW HAVEN, CONNECTICUT 06510, ATTN.: ROSEMARIE A. ROMANO, CORPORATE SECRETARY.  SHAREHOLDERS SHARING AN ADDRESS WHO ARE RECEIVING MULTIPLE COPIES OF BANCORP’S ANNUAL REPORT AND PROXY STATEMENT AND WHO WISH TO RECEIVE ONLY ONE COPY OF THESE MATERIALS AT THEIR ADDRESS CAN SO REQUEST BY CONTACTING US AT THE SAME TELEPHONE NUMBER AND ADDRESS.

By Order of the Board of Directors /s/ John H. Howland John Howard Howland President and Chief Operating Officer
New Haven, Connecticut
April 22, 2008

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SOUTHERN CONNECTICUT BANCORP, INC.
			For	With- hold	For All Except
PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2008		1. Election of directors. Proposal to elect	[ ]	[ ]	[ ]
Carl R. Borelli, (Class I) Alphonse F. Spadaro, Jr. (Class I)

The undersigned hereby appoints James S. Brownstein, Esq. and Janette J. Parker as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $0.01 (the “Common Stock”), of Southern Connecticut Bancorp, Inc. (“Bancorp”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders (“2008 Annual Meeting”) of Bancorp to be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510, at 10:00 A.M., on May 20, 2008 or any adjournment thereof as follows:
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the 2008 Annual Meeting, or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of the 2008 Annual Meeting, the Proxy Statement and Bancorp’s annual report on Form 10-KSB.

		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.		->	[ ]
Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

^ Detach above card, sign, date and mail in postage paid envelope provided. ^

SOUTHERN CONNECTICUT BANCORP, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
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